BRINKER CAPITAL DESTINATIONS TRUST

Destinations International Equity Fund

(the “Fund”)

SUPPLEMENT DATED DECEMBER 15, 2025,

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION (“SAI”), EACH DATED JULY 1, 2025

This Supplement provides new and additional information beyond that contained in the Summary Prospectus,
Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Change in Portfolio Management for the Destinations International Equity Fund

Effective on or about December 15, 2025, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) no longer serves as an investment sub-adviser of the Fund. As such, all references to Loomis Sayles with respect to its management of the Fund and any related disclosures are hereby deleted from the Summary Prospectus, Prospectus and SAI in their entirety.

There are no other changes to the Summary Prospectus, Prospectus or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.